                                                                      Exhibit 10

                               AMENDMENT NO. 8 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                            DATED AS OF JUNE 30, 2004

                                  BY AND AMONG

                          COOPER TIRE & RUBBER COMPANY
                             A DELAWARE CORPORATION

                                       AND

                                    THE BANKS
                                 A PARTY HERETO

                                       AND

                         PNC BANK, NATIONAL ASSOCIATION
                                  AS THE AGENT

                                       AND

                              BANK OF AMERICA, N.A.
                             AS A SYNDICATION AGENT

                                       AND

                               NATIONAL CITY BANK
                            AS A DOCUMENTATION AGENT,

                                       AND

                           PNC CAPITAL MARKETS, INC.,
                                AS SOLE ARRANGER

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
ARTICLE I   AMENDMENTS TO EXISTING CREDIT AGREEMENT.....................    1
    Section 1.01. Amendment to Section 1.1..............................    1
    Section 1.02. Amendments to Section 5.1.............................    3
    Section 1.03. Amendment to Section 5.2..............................    4
    Section 1.04. Substitution of Exhibits..............................    4
    Section 1.05. No Other Amendments...................................    4

ARTICLE II  BORROWER'S SUPPLEMENTAL REPRESENTATIONS.....................    4
    Section 2.01. Incorporation by Reference............................    4
    Section 2.02. Corporate Authority...................................    4
    Section 2.03. Validity of this Amendment No. 8......................    4
    Section 2.04. Amendment Closing Fee.................................    5

ARTICLE III MISCELLANEOUS...............................................    5
    Section 3.01. Ratification of Terms.................................    5
    Section 3.02. References............................................    5
    Section 3.03. Counterparts..........................................    5
    Section 3.04. Capitalized Terms.....................................    5
    Section 3.05. Conditions Precedent..................................    6
    Section 3.06. Amendment Effective Date..............................    7
    Section 3.07. Certain Taxes.........................................    7
    Section 3.08. Costs and Expenses....................................    7
    Section 3.09. Severability..........................................    7
    Section 3.10. Governing Law.........................................    8
    Section 3.11. Headings..............................................    8

                                ATTACHED EXHIBIT

Exhibit "F" - Form of Revised Compliance Certificate

                               AMENDMENT NO. 8 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

            THIS AMENDMENT NO. 8 TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 30, 2004 (this "Amendment No. 8"), is made by and among COOPER TIRE & RUBBER COMPANY, a Delaware corporation (as more fully defined in the Existing Credit Agreement referred to below, the "Borrower"), and the Banks (as defined in the Existing Credit Agreement) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as the issuer of letters of credit under the Existing Credit Agreement and as agent for the Banks under the Existing Credit Agreement (in such capacity, as more fully defined in the Existing Credit Agreement, as the "Agent"), and amends that certain Amended and Restated Credit Agreement dated as of September 1, 2000, by and among the Borrower, the Banks and the Agent (such Credit Agreement is herein referred to as the "Original Credit Agreement"), as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of March 27, 2001 (the "Amendment No. 1"), that certain Amendment No. 2 to Amended and Restated Credit Agreement dated as of August 30, 2001 (the "Amendment No. 2"), that certain Amendment No. 3 to Amended and Restated Credit Agreement dated as of and effective nunc pro tunc as of September 30, 2001, (the "Amendment No. 3"), that certain Amendment No. 4 to Amended and Restated Credit Agreement dated as of November 1, 2001 but effective nunc pro tunc as of September 30, 2001 (the "Amendment No. 4"), that certain Amendment No. 5 to Amended and Restated Credit Agreement dated as of December 21, 2001 (the "Amendment No. 5"), that certain Amendment No. 6 to Amended and Restated Credit Agreement dated as of August 29, 2002 (the "Amendment No. 6"), and that certain Amendment No. 7 to Amended and Restated Credit Agreement dated as of August 28, 2003 (the "Amendment No. 7"); and the Original Credit Agreement, as amended by the Amendment No. 1, the Amendment No. 2, Amendment No. 3, the Amendment No. 4, Amendment No. 5, Amendment No. 6 and the Amendment No. 7, is herein referred to as the "Existing Credit Agreement").

                                   WITNESSETH:

            WHEREAS, the Borrower has requested an amendment of certain covenants contained in the Existing Credit Agreement; and the Banks and the Agent have agreed to certain amendments to the Existing Credit Agreement upon the terms and conditions set forth herein.

            NOW THEREFORE, in consideration of the premises (each of which is incorporated herein by reference), the Borrower, the Banks and the Agent, intending to be legally bound hereby, agree as follows:

                                    ARTICLE I
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

            Section 1.01. Amendments to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended as follows:

            (a) The following definitions set forth in Section 1.1 of the Existing Credit Agreement are amended and restated in its entirety to read as follows:

                  "Loan Documents" shall mean this Agreement, the Notes, the Requests for Disbursement, the Amendment No. 1 Loan Documents, the Amendment No. 2 Loan Documents, the Amendment No. 3 Loan Documents, the Amendment No. 4 Loan Documents, the Amendment No. 5 Loan Documents, the Amendment No. 6 Loan Documents, the Amendment No. 7 Loan Documents, the Amendment No. 8 Loan Documents and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith; and "Loan Document" shall mean any of the Loan Documents.

                  "Maturity Date" shall mean (i) June 29, 2005, (ii) such later date as is agreed to by the Banks pursuant to Section 2.2c hereof, (iii) such earlier date on which the Short Term Revolving Credit Commitment shall terminate pursuant to Section 2.4 or (iv) such earlier date when, pursuant to Article VII hereof, the Short Term Revolving Credit Commitment shall terminate.

            (b) The following definitions are hereby added to Section 1.1 of the Existing Credit Agreement and shall be inserted in their correct alphabetical order:

                  "Amendment No. 8" shall mean that certain Amendment No. 8 to Credit Agreement dated as of June 30, 2004, by and among the Borrower, the Agent and the Banks.

                  "Amendment No. 8 Closing Date" shall mean June 30, 2004.

                  "Amendment No. 8 Loan Documents" shall mean the Amendment No. 8, and any other documents delivered or contemplated to be delivered thereunder or in connection therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith; and the term "Amendment No. 8 Loan Document" shall mean any of the Amendment No. 8 Loan Documents.

                  "Consolidated EBITDA" shall mean, for any period, the Consolidated Net Income for such period, plus (a) the sum of (i) the Consolidated depreciation expense of the Borrower and its Subsidiaries for such period as determined in accordance with GAAP, consistently applied,
      (ii) the Consolidated amortization expense of the Borrower and its Subsidiaries for such period as determined in accordance with GAAP, consistently applied, (iii) the Consolidated Net Interest Expense for such period, (iv) the Consolidated income tax expense of the Borrower and its Subsidiaries for such period as determined in accordance with GAAP, consistently applied, (v) the Consolidated extraordinary or unusual losses of the Borrower and its Subsidiaries for such period as determined in accordance with GAAP, consistently applied, (vi) the other Consolidated non-cash charges of the Borrower and its Subsidiaries for such period as determined in accordance with GAAP, consistently applied, less (b) the sum of (i) the Consolidated extraordinary or unusual gains of the Borrower and its Subsidiaries for such period as determined in accordance with GAAP, consistently applied, and (ii) other noncash credits of the Borrower and its Subsidiaries for such period as determined in accordance with GAAP, consistently applied.

                  "Consolidated Net Indebtedness" shall mean the Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP consistently applied, less, all cash and Eligible Short Term Investments of Cash as recorded on the Borrower's balance sheet in accordance with GAAP, consistently applied, in an amount equal to the amount of cash and Eligible Short Term Investments of Cash recorded on the Borrower's balance sheet in excess of $30,000,000.

                  "Consolidated Net Interest Expense" shall mean, for any period, the Consolidated interest expense (net of interest income) of the Borrower and its Subsidiaries for such period, as determined in accordance with GAAP, consistently applied.

                  "Eligible Short Term Investments of Cash" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition, (ii) time deposits, certificates of deposit and eurodollar time deposits with maturities of not more than six months from the date of acquisition, bankers' acceptances with maturities not exceeding six months from the date of acquisition and overnight bank deposits, in each case with any Bank or with any domestic commercial bank having capital and surplus in excess of $500,000,000, (iii) repurchase obligations with a term of not more than thirty days for underlying securities of any of the types described in clause (i) or (ii) and entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper maturing in 180 days or less rated not lower than A-1 by S&P or P-1 by Moody's on the date of acquisition, and (v) interests in pooled investment funds the assets of which are invested in investments referred to in clauses (i) through (iv) above.

            (c) The following definitions set forth in Section 1.1 of the Existing Credit Agreement are hereby deleted from the Existing Credit
      Agreement: "Consolidated Net Income Available for Fixed Charge", "Consolidated Indebtedness", "Consolidated Rentals", "Fixed Charges", "Rental" and "Third Quarter 2001 Special Charge".

            Section 1.02. Amendments to Section 5.1. Section 5.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

            5.1 PERCENTAGE OF CONSOLIDATED NET INDEBTEDNESS TO CONSOLIDATED CAPITALIZATION. The Borrower shall not, at any time, allow its Consolidated Net

      Indebtedness to be greater than fifty-five percent (55%) of the sum of (i) Consolidated Net Indebtedness plus (ii) Consolidated Stockholder's Equity.

            Section 1.03. Amendments to Section 5.2. Section 5.2 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

            5.2 INTEREST COVERAGE RATIO. As of the last day of each Fiscal Quarter during the term hereof, the Borrower shall not permit the ratio, measured on a rolling four Fiscal Quarters basis, of Consolidated EBITDA to Consolidated Net Interest Expense to be less than 3.00 to 1.00.

            Section 1.04. Substitution of Exhibits. Exhibit "F" to the Existing Credit Agreement is deleted and there is substituted therefor the Exhibit "F" attached hereto.

            Section 1.05. No Other Amendments. The amendments to the Existing Credit Agreement set forth above do not either implicitly or explicitly alter, waive or amend, except as expressly provided in this Amendment No. 8, the provisions of the Existing Credit Agreement. The amendments set forth above do not waive, now or in the future, compliance with any other covenant, term or condition to be performed or complied with nor does it impair any rights or remedies of the Banks or the Agent under the Existing Credit Agreement with respect to any such violation.

                                   ARTICLE II
                     BORROWER'S SUPPLEMENTAL REPRESENTATIONS

            As an inducement to the Banks and the Agent to enter into this Amendment No. 8, the Borrower hereby represents, warrants and covenants that:

            Section 2.01. Incorporation by Reference. The Borrower hereby repeats herein and remakes as of the date hereof for the benefit of the Banks and the Agent, the representations and warranties made by the Borrower in
Article III of the Existing Credit Agreement, as amended hereby, except that for purposes hereof such representations and warranties shall be deemed to extend to and cover this Amendment No. 8.

            Section 2.02. Corporate Authority. The Borrower is duly authorized to execute and deliver this Amendment No. 8 and the Amendment No. 8 Loan Documents to be executed and delivered herewith; all necessary corporate action to authorize the execution and delivery of this Amendment No. 8 and such Notes has been properly taken; and it is and will continue to be duly authorized to borrow hereunder and to execute and deliver such Notes and to perform all of the other terms and provisions of this Amendment No. 8.

            Section 2.03. Validity of this Amendment No. 8. The execution and delivery of this Amendment No. 8 does not, and the borrowings contemplated by this Amendment No. 8, the execution and delivery of the Amendment No. 8 Loan Document with respect thereto, and the performance by the Borrower of its obligations under this Amendment No. 8, the Existing Credit Agreement as amended hereby and the Amendment No. 8 Loan Documents will not contravene any provision of law, of the Borrower's certificate of incorporation or bylaws, or the provisions of any agreement to which the Borrower is a party or by which the Borrower is bound; this Amendment No. 8 constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms; and the Notes, when duly executed on behalf of the Borrower and delivered in accordance with this Amendment No. 8 will constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms.

            Section 2.04. Amendment Closing Fee. As an inducement to the Banks and the Agent to enter into this Amendment No. 8, the Borrower hereby represents, warrants and agrees to pay to the Agent, on behalf of each Bank that executes and delivers to the Agent this Amendment No. 8 on or before noon on June 30, 2004, an amendment closing fee equal to three (3) basis points (.03%) times the total Commitment of each such Lender under the Agreement (such sum herein referred to as, the "Amendment Closing Fee").

                                   ARTICLE III
                                  MISCELLANEOUS

            Section 3.01. Ratification of Terms. This Amendment No. 8 shall be construed in connection with and as part of the Existing Credit Agreement; and the Existing Credit Agreement is hereby amended and modified to include this Amendment No. 8. Except as expressly amended by this Amendment No. 8, the Existing Credit Agreement and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed.

            Section 3.02. References. All notices, communications, agreements, certificates, documents or other instruments executed and delivered after the execution and delivery of this Amendment No. 8 may refer to the Existing Credit Agreement without making specific reference to this Amendment No. 8, but nevertheless all such references shall include this Amendment No. 8 unless the context requires otherwise.

            Section 3.03. Counterparts. This Amendment No. 8 may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment No. 8 by telecopier shall be effective as of delivery of a manually executed counterpart of this Amendment No. 8.

            Section 3.04. Capitalized Terms. Except for proper nouns and as otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Existing Credit Agreement, as amended hereby.

            Section 3.05. Conditions Precedent. It shall be a condition precedent to the effectiveness of this Amendment No. 8 and to the amendment of terms of the Existing Credit Agreement as herein set forth that:

            (i) The Agent shall have received on behalf of the Banks, on or before the Amendment Effective Date (as hereinafter defined) the following items, each, unless otherwise indicated, dated on or before the Amendment Effective Date and in form and substance satisfactory to the Agent and its counsel:

                  (A) A duly executed counterpart original of this Amendment No. 8 and the other Amendment No. 8 Loan Documents, shall have been duly executed and delivered by the Borrower and each Bank to the Agent for the benefit of the Banks and the Agent;

                  (B) A copy of the corporate action of the Borrower certified by the Secretary or Assistant Secretary of the Borrower to authorize the execution and delivery of, and performance under, this Amendment No. 8 and the other Amendment No. 8 Loan Documents to which it is a party;

                  (C) A certificate of the secretary or assistant secretary of the Borrower certifying the names of the persons authorized to sign on behalf of the Borrower this Amendment No. 8 and the other Amendment No. 8 Loan Documents to which it is a party, and all other documents and certificates delivered hereunder together with the true signatures of such persons; and

                  (D) A certificate of the Chief Financial Officer of the Borrower certifying that the statements set forth in Section 3.05(ii) of this Amendment No. 8, as of the Amendment No. 8 Closing Date, are true and correct;

            (ii) The following statements shall be true and correct on the Amendment Effective Date and the Agent shall have received a certificate signed by an authorized officer of the Borrower, dated the Amendment Effective Date, stating that:

                  (A)    the representations and warranties contained in Section
2.01 of this Amendment No. 8 and in the other Loan Documents, as amended hereby, with respect to the Borrower are true and correct on and as of the Amendment Effective Date as though made on and as of such date;

                  (B) no Event of Default, or event which, with the passage of time or the giving of notice or both, would become an Event of Default, has occurred and is continuing, or would result from the execution of this Amendment No. 8; and

                  (C) the Borrower has in all material respects performed all agreements, covenants and conditions required to be performed on or prior to the date hereof under the Agreement and the other Loan Documents;

            (iii) No action, suit, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court or other Governmental Person with respect to the Borrower, any Subsidiary of the Borrower or this Amendment No. 8, the Agreement, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby to enjoin, restrain or prohibit, or to obtain damages in respect of, the Borrower's performance under this Amendment No. 8, the Agreement or any other Loan Documents or the consummation of the transactions contemplated hereby or thereby;

            (iv) All legal details and proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be in form and substance satisfactory to the Agent and its counsel, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance reasonably satisfactory to the Agent and said counsel, as the Agent or said counsel may reasonably request;

            (v) Payment to the Agent of the Amendment Closing Fee for the benefit of the applicable Banks in connection with this Amendment No. 8;

            (vi) Receipt by the Agent of such other instruments, amendments, promissory notes, documents and opinions of counsel as the Agent shall reasonably require, all of which shall be satisfactory in form and content to the Agent and its counsel; and

            (vii) For purposes of this Amendment No. 8, upon completion of the conditions set forth above in this Section 3.05, the term "Amendment Effective Date" shall mean, and the effective date of this Amendment No. 8 shall be deemed to be, June 30, 2004.

            Section 3.06. Amendment Effective Date. From and after the Amendment Effective Date, all references in the Existing Credit Agreement and each of the other Loan Documents to the Agreement shall be deemed to be references to the Existing Credit Agreement as amended hereby.

            Section 3.07. Certain Taxes. The Borrower agrees to pay, and save the Agent and the Banks harmless from, all liability for any stamp or other taxes which may be payable with respect to the execution of this Amendment No. 8, the other Amendment No. 8 Loan Documents or any other documents, instruments or transactions pursuant to or in connection herewith or therewith, which obligation shall survive the termination of this Amendment No. 8.

            Section 3.08. Costs and Expenses. The Borrower hereby agrees to pay all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and the disbursements of the Agent's special counsel, Tucker Arensberg, P.C.) in connection with the preparation, execution and delivery of this Amendment No. 8 and the related documents.

            Section 3.09. Severability. Any provision of this Amendment No. 8 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or enforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            Section 3.10. Governing Law. Amendment No. 8 shall be a contract made under and governed by the laws of the Commonwealth of Pennsylvania, without regard to the provisions thereof regarding conflicts of law.

            Section 3.11. Headings. The headings of this Amendment No. 8 are for purposes of reference only and shall not limit or otherwise affect the meaning thereof.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

            IN WITNESS WHEREOF, the parties hereto, with the intent to be legally bound hereby, have caused this Amendment No. 8 to be duly executed by their proper and duly authorized officers as of the day and year first above written.

                                          BORROWER:

ATTEST                         (SEAL)     COOPER TIRE & RUBBER COMPANY, a
                                          Delaware corporation

By:    /s/ Jack Jay McCracken             By:    /s/ S. O. Schroeder
    --------------------------------          ----------------------------------
Name:  Jack Jay McCracken                 Name:  S. O. Schroeder
Title: Assistant Secretary                Title: Vice President - Treasurer

By:    /s/ Janice K. Grubb                By:    /s/ C. F. Nagy
    --------------------------------          ----------------------------------
Name:  Janice K. Grubb                    Name:  C. F. Nagy
Title: Executive Secretary                Title: Assistant Treasurer

                                          AGENT:

                                          PNC BANK, NATIONAL ASSOCIATION, in its
                                          capacity as Agent

                                          By:    /s/ Joseph G. Moran
                                              ----------------------------------
                                          Name:  Joseph G. Moran
                                          Title: Managing Director

                                          BANKS:

                                          PNC BANK, NATIONAL ASSOCIATION

                                          By:    /s/ Joseph G. Moran
                                              ----------------------------------
                                          Name:  Joseph G. Moran
                                          Title: Managing Director

             [SIGNATURES OF REMAINING BANKS ON THE FOLLOWING PAGES]

                     [CONTINUATION OF SIGNATURES OF BANKS TO
                 AMENDMENT NO. 8 TO AMENDED AND RESTATED CREDIT
                      AGREEMENT DATED AS OF JUNE 30, 2004]

                                          NATIONAL CITY BANK

                                          By:    /s/ Thomas E. Redmond
                                              ----------------------------------
                                          Name:  Thomas E. Redmond
                                          Title: Senior Vice President

                                          BANK ONE, NA, successor by merger to
                                          Bank One, Michigan

                                          By:    /s/ James M. Sumoski
                                              ----------------------------------
                                          Name:  James M. Sumoski
                                          Title: Director

                                          JPMORGAN CHASE BANK

                                          By:    /s/ Beth Grossman
                                              ----------------------------------
                                          Name:  Beth Grossman
                                          Title: Vice President

                                          THE BANK OF NEW YORK

                                          By:    /s/ Edward J. Dougherty III
                                              ----------------------------------
                                          Name:  Edward J. Dougherty III
                                          Title: Vice President

                                          BANK OF AMERICA, N.A.

                                          By:    /s/ Tim Cassidy
                                              ----------------------------------
                                          Name:  Tim Cassidy
                                          Title: Vice President

             [SIGNATURES OF REMAINING BANKS ON THE FOLLOWING PAGES]

                     [CONTINUATION OF SIGNATURES OF BANKS TO
                 AMENDMENT NO. 8 TO AMENDED AND RESTATED CREDIT
                      AGREEMENT DATED AS OF JUNE 30, 2004]

                                          FIFTH THIRD BANK

                                          By:    /s/ Jeffery C. Shrader
                                              ----------------------------------
                                          Name:  Jeffery C. Shrader
                                          Title: Vice President

                                          SUNTRUST BANK

                                          By:    /s/ William C. Humphries
                                              ----------------------------------
                                          Name:  William C. Humphries
                                          Title: Managing Director

                                          KEYBANK NATIONAL ASSOCIATION

                                          By:    /s/ W. Robert Perkins
                                              ----------------------------------
                                          Name:  W. Robert Perkins
                                          Title: Vice President

                                          THE BANK OF NOVA SCOTIA

                                          By:    /s/ V. Gibson
                                              ----------------------------------
                                          Name: V. Gibson
                                          Title:   Assistant Agent

                                          LASALLE BANK NATIONAL ASSOCIATION

                                          By:      /s/ Patrick F. Dunphy
                                              ----------------------------------
                                          Name:    Patrick F. Dunphy
                                          Title:   First Vice President

                               CLOSING CERTIFICATE

      Reference is hereby made to that certain Amendment No. 8 to the Amended and Restated Credit Agreement dated as of June 30, 2004 (the "Amendment") by and among COOPER TIRE & RUBBER COMPANY, a Delaware corporation (the "Borrower"), the financial institutions as parties thereto, and PNC BANK, NATIONAL ASSOCIATION, as agent for such financial institutions (in such capacity the "Agent"). Defined terms used herein but not herein defined shall have the meaning ascribed to them in the Amendment (including the defined terms incorporated therein by reference).

      This Closing Certificate is made in connection with Section 3.05(i)(D) of the Amendment; and pursuant thereto the undersigned, each an authorized officer of the Borrower, do hereby certify that, as of the Amendment No. 8 Closing Date:

            (A) except for events disclosed in the Borrower's Annual Report on Form 10-K for the year ended December 31, 2003, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004, no event has occurred to the Borrower which would reasonably be likely to have a Material Adverse Effect on the Borrower;

            (B) the representations and warranties contained in Section 2.01 of the Amendment and in the other Loan Documents, as amended hereby, with respect to the Borrower are true and correct on and as of the Amendment Effective Date as though made on and as of such date;

            (C) no Event of Default, or event which, with the passage of time or the giving of notice or both, would become an Event of Default, has occurred and is continuing, or would result from the execution of the Amendment; and

            (D) the Borrower has in all material respects performed all agreements, covenants and conditions required to be performed on or prior to the date hereof under the Agreement and the other Loan Documents.

      IN WITNESS WHEREOF, the Borrower, with the intent to be legally bound hereby, has caused this Closing Certificate to be duly executed by its proper and duly authorized officer this 30th day of June, 2004.

ATTEST                                    COOPER TIRE & RUBBER COMPANY, a
                                          Delaware corporation

By:    /s/ Jack Jay McCracken             By:    /s/ P. G. Weaver
    ----------------------------------        ----------------------------------
Name:  Jack Jay McCracken                 Name:  P. G. Weaver
Title: Assistant Secretary                Title: Vice President - Chief
                                                 Financial Officer

By:    /s/ Janice K. Grubb                By:    /s/ S. O. Schroeder
    ----------------------------------        ----------------------------------
Name:  Janice K. Grubb                    Name:  S. O. Schroeder
Title: Executive Secretary                Title: Vice President - Treasurer